SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        STRATEGIC SOLUTIONS GROUP, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         STRATEGIC SOLUTIONS GROUP, INC.
                           326 FIRST STREET, SUITE 100
                            ANNAPOLIS, MARYLAND 21403

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             -----------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Strategic Solutions Group, Inc. will be held at the office of the Company, 326 First Street, Suite 100, Annapolis, Maryland, on Tuesday, June 16, 1998 at 10:00 A.M. for the following purposes:

         1.       To elect one (1) Class III Director.

         2.       To approve the adoption of Incentive Stock Option Plan No. 4.

         3. To consider and act upon an Amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock.

         4. To approve the appointment of Coopers & Lybrand L.L.P. as auditors for the fiscal year 1998.

         5. To consider and act upon an Amendment to the Certificate of Incorporation providing that shareholders may only take actions at a meeting.

         6. To transact such other business as may properly come before the meeting.

         Only holders of Common Stock of record at the close of business on April 20, 1998 are entitled to notice of and to vote at said meeting and any adjournments thereof.

                                       By order of the Board of Directors,

                                       John J. Cadigan
                                       Secretary

Annapolis, Maryland

--------------------------------------------------------------------------------
If you do not expect to be present at the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope.

                         STRATEGIC SOLUTIONS GROUP, INC.
                           326 FIRST STREET, SUITE 100
                            ANNAPOLIS, MARYLAND 21403

                           ---------------------------

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 16, 1998

                               -------------------

                               GENERAL INFORMATION

         The accompanying proxy is being solicited by the management of Strategic Solutions Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (hereinafter referred to as the "Meeting") to be held at the office of the Company, 326 First Street, Suite 100, Annapolis, Maryland, on Tuesday, June 16, 1998 at 10:00 A.M.

         This Proxy Statement and the accompanying form of proxy are being first mailed or given to the holders of the Company's Common Stock on or about May 4, 1998.

         At the Meeting, Stockholders of the Company will vote upon: (1) the election of one (1) Class III Director; (2) the approval of Incentive Stock Option Plan No. 4; (3) the approval of an Amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock; (4) the appointment of Coopers & Lybrand L.L.P. as auditors for the fiscal year 1998; (5) the approval of an Amendment to the Certificate of Incorporation providing that shareholders may only take actions at a meeting; and (6) such other business as may properly come before the meeting and all adjournments thereof, including such matters as may be duly proposed by Stockholders. The Board of Directors is not aware of any Stockholder proposals that may be presented at the meeting.

VOTING RIGHTS AND VOTES REQUIRED

         Only holders of record of the Company's shares of common stock, par value $.0001 per share (the "Common Stock") at the close of business on April 20, 1998 are entitled to receive notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on March 27, 1998, there were 2,821,463 shares of Common Stock issued and outstanding.

         A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each matter considered. Abstentions and Broker non-votes are not counted in determining the number of shares voted for or against a proposal, but are counted in determining the presence of a quorum.

         The affirmative vote of the holders of a majority of outstanding shares entitled to vote will be required to elect the nominee as a Class III Director; to approve the adoption of Incentive Stock Option Plan No. 4; to approve an Amendment to the Certificate of Incorporation to increase the authorized shares of the Company's Common Stock of the

Company; and to approve an Amendment to the Certificate of Incorporation providing that shareholders may only take actions at a meeting. The affirmative vote of the holders of the majority of shares present in person or represented by proxy at the meeting will be required to approve the appointment of Coopers & Lybrand L.L.P. as auditors for 1998, and to transact such other business as may properly come before the meeting, and to adopt any Stockholder proposal presented at the Meeting.

VOTING OF PROXIES

         Proxies received in proper form by the Board of Directors of the Company will be voted at the Meeting, and any adjournment thereof, as instructed therein by the Stockholders executing such proxies, or if no instructions are given, then such proxies will be voted: FOR the election of the nominee as a Class III Director; FOR the Adoption of Incentive Stock Option Plan No. 4; FOR the approval of an Amendment to the Certificate of Incorporation to increase the authorized shares of the Common Stock of the Company; FOR the approval of the appointment of Coopers & Lybrand L.L.P. as auditors; FOR the approval of an Amendment to the Certificate of Incorporation providing that shareholders may only take actions at a meeting; and in the discretion of persons named in the proxy, on all other matters properly presented at the meeting.

REVOCATION OF PROXIES

         A Stockholder who has given a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the Meeting. A proxy may be revoked by filing with the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting the shares of Common Stock covered by the Proxy.

SOLICITATION OF PROXIES

         The cost of solicitation of proxies from the Company's Stockholders will be borne by the Company. Solicitation will be primarily by mail. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone or telegram by the directors, officers, employees and agents of the Company. Upon request, the Company will reimburse brokers, nominees, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding proxy material to the beneficial owners of the Company's Common Stock.

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS III DIRECTOR

         The Board of Directors of the Company consists of three (3) directors. The Articles of Incorporation and Bylaws of the Company, as amended in 1995, provide that the directors shall be divided into three classes: Class I, Class II, and Class III, each class to consist, as nearly as possible, of one-third of the whole number of the Board of Directors. The initial term of the director who is a member of Class III expires at the Meeting. The initial term of the directors who are Class I and Class II will expire at the 1999 Annual Meeting of Stockholders and 2000 Annual Meeting of Stockholders, respectively. Each director is elected to serve a term which shall expire at the third annual meeting of Stockholders after his election, and until his successor is duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he succeeds.

         John J. Cadigan, the current Class III director, is a nominee for election as director for a three year term expiring at the 2001 annual meeting. All of the directors (except for Nagesh S. Mhatre, who was appointed by the Board, in accordance with the Bylaws of the Company, to fill the vacancy created by the resignation of Joseph Amato) currently serving as directors of the Company were previously elected by the stockholders at the 1995 annual meeting. If Mr. John J. Cadigan does not remain a candidate at the time of the forthcoming meeting (a situation which the management does not now anticipate), proxies may be voted for another person designated by the Board.

         The name, address and principal occupation of the continuing directors is set forth in the Company's Annual Report which accompanies this proxy statement. The following table sets forth the age and address of each nominee, the principal occupation or employment of each nominee during previous five (5) years and the year in which each nominee initially became a director of the Company.

                                            POSITION WITH THE COMPANY
                                            AND PRINCIPAL OCCUPATION
                                            OR EMPLOYMENT DURING PAST                            DIRECTOR
NAME                                        FIVE YEARS                                           SINCE
--------------------------------------------------------------------------------------------------------------------
NOMINEE FOR CLASS III DIRECTOR - TERM EXPIRES 2001
John J. Cadigan                     Chairman, Chief Executive Officer, President,                February 11, 1991
326 First Street                    Corporate Secretary, Treasurer and a director
Suite 100                           of the Company since February 1991; Chairman
Annapolis, MD  21463                of Pacific Animated Imaging, Inc. from its date
Age 67                              of incorporation on May 3, 1989 to date of merger
                                    with Trans Am Capital Corp. on February 11, 1991;
                                    President and Chief Executive Officer of JMC, Inc.
                                    from 1983 to present.

CONTINUING CLASS II DIRECTOR - TERM EXPIRES 2000
Nagesh S. Mhatre (1)(2)(3)          President, Becton Dickinson Immunocytometry         December 23, 1997
11490 Crestridge Drive              Systems from 1983 to 1994; Board of Directors,
Los Altos Hills, CA  94022          MicroSure, Inc., Portland, Oregon, 1996 - present;
Age 65                              Board of Directors, Metrika, Mountain View,
                                    California, 1995 - present; Board of
                                    Directors Mantra Software, Inc., Boston,
                                    Mass., 1996 present; Board of Directors,
                                    Quidel Corporation, San Diego, California,
                                    1986-1994; Scientific Advisory Board,
                                    NitroMed, Inc., Cambridge, Mass., 1994-1995;
                                    Board of Governors, Silicon Valley Capital
                                    Club, San Jose, California, 1991 Present;
                                    Charter Member, The Indus Entrepreneurs,
                                    Santa Clara (TIE), California, 1995 -
                                    present; Board of Directors, American
                                    Committee, Weizmann Institute of Science,
                                    1993 - present; Board of Directors,
                                    Heidelburg International Club, San
                                    Francisco, California, 1992 - present.

CONTINUING CLASS I DIRECTOR - TERM EXPIRES 1999
A. David Rossin(1)(2)               President of Rossin and Associates, a                        February 11, 1991
24129 Hillview Drive                consulting firm, from 1987 - present.
Los Altos Hills, CA  94022
Age 66

                                    (1) Designates member of Audit Committee
                                    (2) Designates member of Executive Compensation and Stock Option Committee
                                    (3) On March 14, 1997,  Mr. Joseph Amato tendered his  resignation  which was effective
                                        May 22,1997.  Mr. Nagesh S. Mhatre was appointed  by the Board in  accordance  with the  Bylaws of the  Company  to fill the vacancy created by the resignation of
                                        Joseph Amato.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

         During 1997, the Board of Directors held six (6) meetings.

         The Company has two (2) Standing Committees, the Executive Compensation and Stock Option Committee and the Audit Committee. The Executive Compensation and Stock Option Committee has the power and authority to designate, recommend and/or review compensation of the Company's executive officers and other employees, including salaries, bonuses, fringe benefits and the grant of stock options. The Audit Committee has the power and authority to select the independent certified public accountant, review external and internal auditing procedures and policies, review compensation paid to auditors and make recommendations and/or implement changes with respect to the foregoing. There was one (1) meeting of the Executive Compensation and Stock Option Committee and one (1) meetings of the Audit Committee during 1997.

         The Company has not established a Nominating Committee.

DIRECTORS' COMPENSATION

         A director who is an employee of the Company receives no additional compensation for services as director or for attendance at or participation in meetings. A director who is not an employee of the Company is paid $1,000.00 for each Board meeting which the director attends, in person or otherwise, $500.00 for each meeting by means of conference telephone and $500.00 for each committee meeting which the director attends, in person or otherwise. An outside director is also reimbursed for out-of-pocket expenditures incurred in attending or otherwise participating in meetings.

         The Company maintains seven (7) Nonqualified stock option plans which may benefit directors. Directors have periodically been granted options pursuant to these plans and it is anticipated that there may be grants to the directors in the future.

         The Company has no other arrangements regarding compensation for service as a director.

EXECUTIVE OFFICERS

         The name and age of each executive officer of the Company, the office or offices held by such person and the date on which such person initially held such office or offices are set forth below.


         NAME                  OFFICE                     AGE      INITIAL DATE OF OFFICE
         ----                  ------                     ---      ----------------------
         John J. Cadigan       Chairman of the            67       February 1991
                               Board, Chief Executive
                               Officer, President,
                               Secretary, Treasurer

         Suzanne C. Brown      Chief Financial and        32       January 1996
                               Accounting Officer

         Ernest A. Wagner      President, Multimedia      37       May 1997
                               Division


         Each officer is elected to serve until the next annual meeting of the Board of Directors of the Company is held and until his or her successor is duly elected and has qualified unless such officer has a contract which provides otherwise.

         The business experience of John J. Cadigan, Suzanne C. Brown, and Ernest A. Wagner are presented below.

         John J. Cadigan, has been the Chairman, Chief Executive Officer, President, Corporate Secretary, Treasurer and a Director of the Company since February 1991. Mr. Cadigan was the Chairman of the Board of Pacific Animated Imaging, Inc. from its date of incorporation on May 3, 1989 to the date of merger with Trans Am Capital Corp., the surviving corporation, on February 11, 1991. He has been the President and Chief Executive Officer of JMC Company, a subsidiary of the Company, from 1983.

         Suzanne C. Brown, CPA, has been employed by the Company since February 1994 as the Company's Controller. In January 1996, Ms. Brown was promoted to Chief Financial Officer. From August 1988 to February 1994, Ms. Brown was employed by KPMG Peat Marwick, an international accounting firm.

         Ernest A. Wagner, has been employed by the Company since February 1994 as an account executive. In May 1997, he was promoted to Vice President of the Multimedia Division. In January 1998, he was promoted to President of the Multimedia Division. From 1985 to February 1994, Mr. Wagner served in various engineering and management positions with SuperFlow Corporation, a manufacturer of computerized engine and vehicle testing equipment.

EXECUTIVE COMPENSATION

         The following table shows the compensation paid or accrued by the Company or its subsidiaries for the fiscal year ended December 31, 1995, 1996 and 1997 to or for the account of the Chief Executive Officer. No other executive officer of the Company received an annual salary and bonus in excess of $100,000 or more. Accordingly, the summary compensation table does not include compensation of other executive officers.

=========================================================================================================================
                            Annual Compensation                           Long Term Compensation
                                                                        ---------------------------
                                                                            Awards        Payouts
-------------------------------------------------------------------------------------------------------------------------
        (a)            (b)        (c)         (d)        (e)           (f)            (g)         (h)           (i)

                                                        Other
      Name and                                          Annual      Restricted                              All other
      Principal                                         Compen-     Stock          Options/     LTIP        Compen-
      Position         Year     Salary ($)   Bonus      sation      Award(s)       SARs         Payouts      sation
                                              ($)         ($)          ($)          (#)          ($)          ($)
-------------------------------------------------------------------------------------------------------------------------
      John Cadigan,    1997      100,000       0       19,330(1)       0(2)     178,571(3)        0            0
      CEO, President
      & Chairman of
      the Board
                      ---------------------------------------------------------------------------------------------------
                       1996      99,142        0       19,555(1)       0(2)     150,000           0            0
                      ---------------------------------------------------------------------------------------------------
                       1995      99,283        0       17,699(1)       0(2)      28,571           0            0

=========================================================================================================================




         (1) Includes $15,000 paid pursuant to a Split Dollar Plan Agreement.

         (2) In June 1994, the Company established a deferred compensation plan as described under "Stock Option Plans." During 1997, 1996 and 1995 no shares under the Plan had been earned by Mr. Cadigan.

         (3) These options represent reissuance of previously issued incentive stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the stock option plans.

EMPLOYMENT AGREEMENTS

         Mr. Cadigan has entered into an employment agreement with the Company, effective September 1, 1995, to serve as Chairman, President and Chief Executive Officer. The agreement has an initial term of three (3) years and is subject to termination on August 31, 1998, upon requisite notice given. If no such notice is given the agreements will renew for successive three (3) year periods. Mr. Cadigan's base salary is $100,000, however, it is subject to revision periodically in the discretion of the Executive Compensation and Stock Option Committee of the Board of Directors. The employment agreement contains a restrictive covenant not to compete under the term of the agreement and for two
(2) years following termination of service. The agreement further provides for a car allowance and for a severance payment equal to 299% of the annual base compensation due under the agreement in the event there is a "change of control" of the Company, as defined in the agreement, and he is subsequently terminated without cause.

EXECUTIVE AND OTHER EMPLOYEE BENEFIT PLANS

INCENTIVE STOCK OPTION PLAN NO. 1

         The Company has in effect an Incentive Stock Option Plan adopted by the Stockholders of Company in 1992 which provides that (a) options for up to 39,222 shares of Common Stock, par value $.0001 per share, may be issued to employees of the Company; (b) the exercise price shall be not less than the fair market value of the shares on the date on which the option is granted unless an employee, immediately before the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries, whereupon the exercise price shall be at least 110% of the fair market value of the shares on the date on which the option is granted; (c) the term of the option may not exceed ten (10) years and may not exceed five (5) years if the employee owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries immediately before the grant; (d) the shares of stock may not be disposed of for a period of two (2) years from the date of grant of the option and for a period of one (1) year after the transfer of such shares to employee; (e) at all times from the date of grant of the option(s) and ending on the date three (3) months before the date of exercise, employee shall be employed by Company, or a subsidiary of Company, unless employment is terminated because of disability, in which case such disabled employee shall be employed from date of grant to a year preceding the date of exercise, or unless employment is terminated due to death; (f) the options are subject to a vesting formula of twenty (20%) per year of employment after the grant with the first twenty (20%) percent vesting on the date of the grant; and
(g) such other terms as may be approved by the Board of Directors of the Company. The Plan and each option shall be subject to Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

                       OPTIONS GRANTED IN FISCAL YEAR 1997
                     TO DIRECTORS AND/OR EXECUTIVE OFFICERS

                                        PERCENTAGE OF TOTAL
                                         OPTIONS GRANTED TO
NAME                OPTIONS GRANTED      EMPLOYEES IN 1997      PRICE PER SHARE     EXPIRATION DATE
----                ---------------      -----------------      ---------------     ---------------
Suzanne Brown       10,000 (1)                  35%             $15.375             1/30/2007
Suzanne Brown       10,000 (2)                  35%             $4.4375             1/30/2007
Suzanne Brown       2,285 (2)                    8%             $4.4375             7/28/2005
Ernest Wagner       571 (2)                      2%             $4.4375             4/15/2004
Ernest Wagner       2,857 (2)                   10%             $4.4375             3/22/2006


(1)  These options were subsequently cancelled and reissued.

(2) These options represent the reissuance of previously issued stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the incentive stock option plan.

On March 23, 1998, 82 and 20,000 options were granted to Suzanne Brown and Ernest Wagner, respectively, at $1.50 which expire March 23, 2008. As of March 27, 1998, there were no options available for future grant from this plan.

INCENTIVE STOCK OPTION PLAN NO. 2

         The Company has in effect an Incentive Stock Option Plan adopted by the Stockholders of Company in 1994 which provides that (a) options for up to 28,571 shares of Common Stock, par value $.0001 per share, may be issued to employees of the Company; (b) the exercise price shall be not less than the fair market value of the shares on the date on which the option is granted unless an employee, immediately before the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries, whereupon the exercise price shall be at least 110% of the fair market value of the shares on the date on which the option is granted; (c) the term of the option may not exceed ten (10) years and may not exceed five (5) years if the employee owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries immediately before the grant; (d) the shares of stock may not be disposed of for a period of two (2) years from the date of grant of the option and for a period of one (1) year after the transfer of such shares to employee; (e) at all times from the date of grant of the option(s) and ending on the date three (3) months before the date of exercise, employee shall be employed by Company, or a subsidiary of Company, unless employment is terminated because of disability, in which case such disabled employee shall be employed from date of grant to a year preceding the date of exercise, or unless employment is terminated due to death; (f) the options are subject to a vesting formula of twenty (20%) per year of employment after the grant with the first twenty (20%) percent vesting on the date of the grant; and
(g) such other terms as may be approved by the Board of Directors of the Company. The Plan and each option shall be subject to Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

                       OPTIONS GRANTED IN FISCAL YEAR 1997
                     TO DIRECTORS AND/OR EXECUTIVE OFFICERS

                                        PERCENTAGE OF TOTAL
                                        OPTIONS GRANTED TO
NAME             OPTIONS GRANTED         EMPLOYEES IN 1997     PRICE PER SHARE    EXPIRATION DATE
----             ---------------         -----------------     ---------------    ---------------
John Cadigan     28,571 (1)                    100%            $4.4375            7/28/2005


(1)These options represent the reissuance of previously issued incentive stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the incentive stock option plan.

As of March 27, 1998, there were no options available for future grant from this plan.

INCENTIVE STOCK OPTION PLAN NO. 3

         The Company has in effect an Incentive Stock Option Plan adopted by the Stockholders of Company in 1997 which provides that (a) options for up to 80,000 shares of Common Stock, par value $.0001 per share, may be issued to employees of the Company; (b) the exercise price shall be not less than the fair market value of the shares on the date on which the option is granted unless an employee, immediately before the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries, whereupon the exercise price shall be at least 110% of the fair market value of the shares on the date on which the option is granted; (c) the term of the option may not exceed ten (10) years and may not exceed five (5) years if the employee owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries immediately before the grant; (d) the shares of stock may not be disposed of for a period of two (2) years from the date of grant of the option and for a period of one (1) year after the transfer of such shares to employee; (e) at all times from the date of grant of the option(s) and ending on the date three (3) months before the date of exercise, employee shall be employed by Company, or a subsidiary of Company, unless employment is terminated because of disability, in which case such disabled employee shall be employed from date of grant to a year preceding the date of exercise, or unless employment is terminated due to death; (f) the options are subject to a vesting formula of twenty (20%) per year of employment after the grant with the first twenty (20%) percent vesting on the date of the grant; and
(g) such other terms as may be approved by the Board of Directors of the Company. The Plan and each option shall be subject to Sections 421 and

422 of the Internal Revenue Code of 1986, as amended.

There were no options granted to Directors and/or Executive Officers for Fiscal year 1997 pursuant to this plan. On March 23, 1998, 9,918 options were granted to Suzanne Brown at $1.50 which expire March 23, 2008. As of March 27, 1998, there were 38,082 options available for future grant from this plan.

NONQUALIFIED STOCK OPTION PLAN NO. 1

         The Company has in effect a Nonqualified Stock Option Plan No. 1, adopted in 1992, which provides that (a) options for up to 8,571 shares of Common Stock, par value $.0001 per share, may be issued to directors of the Company; (b) the option price may be greater than or less than the fair market value of the shares on the date on which the option is granted; (c) the term of an option may not exceed ten (10) years and shall expire no later than one (1) year after the date of death; (d) the options are subject to a vesting formula of twenty (20%) per year of employment after the grant with the first twenty (20%) percent vesting on the date of the grant; and (e) such other terms as may be approved by the Board of Directors of the Company.

                       OPTIONS GRANTED IN FISCAL YEAR 1997
                     TO DIRECTORS AND/OR EXECUTIVE OFFICERS

                                               PERCENTAGE OF TOTAL
                                                 OPTIONS GRANTED
NAME                    OPTIONS GRANTED              IN 1997          PRICE PER SHARE    EXPIRATION DATE
----                    ---------------              -------          ---------------    ---------------
A. David Rossin         2,500 (2)                      70%            $4.4375            12/14/2003
Joseph Amato (1)        1,071 (2)                      30%            $4.4375            12/14/2003

(1)Mr. Joseph Amato retired from the Company's Board effective May 21, 1997.

(2)These options represent the reissuance of previously issued stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the stock option plan.

As of March 27, 1998, there were no options available for future grant from this plan.

NONQUALIFIED STOCK OPTION PLAN NO. 2

         The Company has in effect a Nonqualified Stock Option Plan No. 2, adopted in 1994, which provides that (a) options for up to 71,428 shares of Common Stock, par value $.0001 per share, may be issued to consultants in consideration of services performed or to be performed on behalf of the Company;
(b) the option price may be greater than or less than the fair market value of the shares on the date on which the option is granted; (c) options may be granted in the discretion of the Chief Executive Officer of the Company, without prior Board of Director approval, however, the Board of Directors shall ratify all grants; (d) the term of an option shall be for a period of ten (10) years from the date of grant, or such other time as is determined by the Chief Executive Officer; and (e) such other terms determined by the Chief Executive Officer.

         There have been no options granted to Directors and/or Executive Officers for Fiscal Year 1997 pursuant to this plan. As of March 27, 1998, there were no options available for future grant pursuant to this plan.

NONQUALIFIED STOCK OPTION PLAN NO. 3

         The Company has in effect a Nonqualified Stock Option Plan No. 3, adopted in 1995, which provides that (a) options for up to 13,571 shares of Common Stock, par value $.0001 per share, may be issued to directors of the Company; (b) the option price may be greater than or less than the fair market value of the shares on the date on which the option is granted; (c) the term of an option may not exceed ten (10) years or such other time as may be determined by the Board of Directors, and shall expire no later than one (1) year after the date of death; (d) the options are subject to a vesting formula of twenty (20%) per year of employment after the grant with the first twenty (20%) percent vesting on the date of the grant; and (e) such other terms as may be approved by the Board of Directors of the Company.

                       OPTIONS GRANTED IN FISCAL YEAR 1997
                     TO DIRECTORS AND/OR EXECUTIVE OFFICERS

                                               PERCENTAGE OF TOTAL
                                                 OPTIONS GRANTED
NAME                      OPTIONS GRANTED            IN 1997          PRICE PER SHARE    EXPIRATION DATE
----                      ---------------            -------          ---------------    ---------------
Joseph Amato (1)          4,642 (3)                    43%            $4.4375            7/28/2005
Frederick Pettit (2)      2,857 (3)                    27%            $4.4375            7/28/2005
A. David Rossin           3,214 (3)                    30%            $4.4375            7/28/2005


(1)Mr. Joseph Amato retired from the Company's Board effective May 21, 1997.
(2)Mr. Frederick Pettit resigned from the Company's Board effective August 21, 1997.
(3)These options represent the reissuance of previously issued stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the stock option plan.

On January 9, 1998, Mr. Nagesh Mhatre, the newly appointed Director, was granted 2,858 options at a price of $1.9375 per share. As of March 27, 1998, there were no options available for future grant from this plan.

NONQUALIFIED STOCK OPTION PLAN NO. 4

         The Company has in effect a Nonqualified Stock Option Plan No. 4, adopted in 1996, which provides that (a) options for up to 32,500 shares of Common Stock, par value $.0001 per share, may be issued to directors, officers and employees of the Company; (b) the option price may be greater than or less than the fair market value of the shares on the date on which the option is granted; (c) the term of an option may not exceed ten (10) years or such other time as may be determined by the Board of Directors and shall expire no later than three (3) months after the date of death; (d) the options are subject to a vesting formula of twenty (20%) per year of employment after the grant with the first twenty (20%) percent vesting on the date of the grant; and (e) such other terms as may be approved by the Board of Directors of the Company.

                       OPTIONS GRANTED IN FISCAL YEAR 1997
                     TO DIRECTORS AND/OR EXECUTIVE OFFICERS

                                               PERCENTAGE OF TOTAL
                                                 OPTIONS GRANTED
NAME                      OPTIONS GRANTED            IN 1997          PRICE PER SHARE    EXPIRATION DATE
----                      ---------------            -------          ---------------    ---------------
Frederick Pettit (1)      15,000 (2)                   50%            $7.00              5/21/2007
Frederick Pettit (1)      15,000 (3)                   50%            $4.4375            5/21/2007


(1)Mr. Frederick Pettit resigned from the Company's Board effective August 21, 1997.
(2)These options were subsequently cancelled and reissued.
(3)These options represent the reissuance of previously issued stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the stock option plan.

On March 23, 1998, Mr. Nagesh Mhatre, the newly appointed Director, and Mr. A. David Rossin were each granted 4,000 options at a price of $1.50 per share. As of March 27, 1998, there were 5,500 options available for future grant from this plan.

NONQUALIFIED STOCK OPTION PLAN NO. 5

         The Company has in effect a Nonqualified Stock Option Plan No. 5, adopted in 1996, which provides that (a) options for up to 100,000 shares of Common Stock, par value $.0001 per share, may be issued to directors, officers and employees of the Company; (b) the option price may be greater than or less than the fair market value of the shares on the date on which the option is granted; (c) the term of an option may not exceed ten (10) years or such other time as may be determined by the Board of Directors and shall expire no later than three (3) months after the date of death; (d) as directed by the Board or Committee appointed by the Board, options granted under this plan may be exercisable pursuant to a vesting formula which will set forth the dates and the number of options which are available; and (e) such other terms as may be approved by the Board of Directors of the Company.

                       OPTIONS GRANTED IN FISCAL YEAR 1997
                     TO DIRECTORS AND/OR EXECUTIVE OFFICERS

                          OPTIONS
                          -------         PERCENTAGE OF TOTAL
                                          OPTIONS GRANTED TO
NAME                      GRANTED         EMPLOYEES IN 1997     PRICE PER SHARE     EXPIRATION DATE
----                      -------         -----------------     ---------------     ---------------
Joseph Amato (1)          10,000 (4)              7%            $7.00               5/21/2007
Joseph Amato (1)          10,000 (5)              7%            $4.4375             5/21/2007
John Morgenstern (2)      3,000 (4)               2%            $7.00               5/21/2007
John Morgenstern (2)      3,000 (5)               2%            $4.4375             5/21/2007
Frederick Pettit (3)      10,000 (4)              7%            $7.00               5/21/2007
Frederick Pettit (3)      10,000 (5)              7%            $4.4375             5/21/2007
A. David Rossin           10,000 (4)              7%            $7.00               5/21/2007
A. David Rossin           10,000 (5)              7%            $4.4375             5/21/2007
Ernest Wagner             8,000 (4)               5%            $7.00               5/21/2007
Ernest Wagner             8,000 (5)               5%            $4.4375             5/21/2007


(1)Mr. Joseph Amato retired from the Company's Board effective May 21, 1997.
(2)Mr. John Morgenstern resigned from the Company's Board effective September 27, 1997.
(3)Mr. Frederick Pettit resigned from the Company's Board effective August 21, 1997.
(4)These options were subsequently cancelled and reissued.
(5)These options represent the reissuance of previously issued stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the stock option plan.

As of March 27, 1998, there were 3,002 options available for future grant from this plan. On January 9, 1998, Mr. Nagesh Mhatre, the newly appointed director, was granted 142 options at a price of $1.9375 per share.

NONQUALIFIED STOCK OPTION PLAN NO. 6

         The Company has in effect a Nonqualified Stock Option Plan No. 6, adopted in 1996, which provides that (a) options for up to 150,000 shares of common stock, par value $.0001 per share, may be issued to directors, officers and employees of the Company; (b) the option price may be greater than or less than the fair market value of the shares on the date on which the option is granted; (c) the term of an option may not exceed ten (10) years or such other time as may be determined by the Board of Directors and shall expire no later than three (3) months after the date of death; and (d) as directed by the Board or Committee appointed by the Board, options granted under this plan may be exercisable pursuant to a vesting formula which will set forth the dates and the number of options which are available; and (e) such other terms as may be approved by the Board of Directors of the Company.

                       OPTIONS GRANTED IN FISCAL YEAR 1997
                     TO DIRECTORS AND/OR EXECUTIVE OFFICERS

                                          PERCENTAGE OF TOTAL
                                          OPTIONS GRANTED TO
NAME                OPTIONS GRANTED       EMPLOYEES IN 1997         PRICE PER SHARE     EXPIRATION DATE
----                ---------------       -----------------         ---------------     ---------------
John J. Cadigan     150,000 (1)           100%                      $4.4375             6/20/2006

(1)These options represent the reissuance of previously issued stock options. It is the opinion of the Board of Directors that the reissuance of options at a lower price is in the best interest of the Company. The original grant price was much higher than the market price at the time of the reissuance, therefore, causing disincentive to purchase shares and thus invalidating the purpose of the stock option plan.

As of March 27, 1998, there were no options available for future grant from this plan.

NONQUALIFIED STOCK OPTION PLAN NO. 7

         The Company has in effect a Nonqualified Stock Option Plan No. 7, adopted in 1997, which provides that (a) options for up to 100,000 shares of common stock, par value $.0001 per share, may be issued to consultants of the Company who have performed or who are about to perform services for the Company;
(b) the option price may be greater than or less than the fair market value of the shares on the date on which the option is granted; (c) the term of an option may not exceed six (6) months or such other time as may be determined by the Board of Directors; and (d) such other terms as may be approved by the Board of Directors of the Company.

         As of March 27, 1998, there were no options available for future grant from this plan.

401(k)/PROFIT SHARING PLAN

         The Company has in effect a 401(k)/Profit Sharing Plan adopted by the Board of Directors of the Company on April 15, 1994 to be effective January 1, 1994. Under the Plan, the employees of Company may contribute to the Plan by reducing their gross salary by an amount not to exceed the lesser of fifteen (15%) percent of salary or the dollar limit provided by the Internal Revenue Code. The 1998 limit is $10,000.00. The Company, subject to discretion of the Board of Directors, may also contribute to the Plan if it has profits. Contributions are not mandatory.

NONQUALIFIED DEFERRED COMPENSATION PLAN

         On June 24, 1994, the Board of Directors approved a Nonqualified Deferred Compensation Plan for Executive Employees of the Company in the form of a Phantom Stock Plan. This Plan was subsequently amended on May 15, 1995. This Plan, which is administered by the Executive Compensation and Stock Option Committee of the Board of Directors, provides for participation of Executive Employees based upon certain performance standards. Awards under the Plan are made in units which correspond to shares of stock of the Company. Upon termination of the Plan, the Employee is given shares of stock of the Company equal to the value of units owned. Currently, John J. Cadigan is the only executive employee participating in the Plan. The initial term of the Plan is for a period commencing June 24, 1994 and ending December 31, 1997. The Board of Directors originally provided for a total of 85,714 shares to be issued pursuant to the terms of the Plan. Upon the resignation of a former officer, a participant under the Plan, 42,857 were forfeited. The Plan as now formulated provides for a total of 42,857 performance shares available for grant, in increments of 4,285, 12,857, 12,857 and 12,857 for the years ended 1994, 1995,
1996 and 1997, respectively. Mr. Cadigan could have earned units under the Plan if the price of the stock or earnings per share reach certain designated levels. No units have been earned to date under the terms of this plan and the plan terminated December 31, 1997.

OPTION EXERCISES AND FISCAL YEAR END VALUES

         The following table provides information as to the unexercised options to purchase the Company's Common Stock granted in fiscal year 1997 and prior fiscal years to the named officers and the value of said options held by them as of the end of the year.

                      OPTION VALUES AS OF DECEMBER 31, 1997

                           NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                           OPTIONS AT                         IN-THE-MONEY OPTIONS AT
                           FISCAL YEAR-END                    FISCAL YEAR-END *
                           ---------------------              -----------------------
   NAME                    EXERCISABLE      UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
   ----                    -----------      -------------     -----------       -------------
                              (#)                (#)              ($)                ($)
John J. Cadigan             167,142             11,428             0                  0
Suzanne C. Brown              3,371              8,914             0                  0
Ernest A. Wagner             10,170              1,258             0                  0


         * The aggregate values are determined according to the market price of the Common Stock at fiscal year end ($0.875) less the exercise price. Where no value is assigned, the market price was less than the option price for such individual, therefore, there is no value as to those options. However, the actual value, if any, that an executive may realize will depend on the price of the Common Stock on the date of exercise of the option. There is no assurance that the value stated above will be equal to the value realized by the executive.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning the beneficial security ownership as of March 27, 1998 of the Company's Common Stock by the Directors and Executive Officers, individually and as a group. The table also sets forth the only persons who, to the Company's knowledge, are the beneficial owners of more than five (5%) percent of the outstanding voting securities of the Company. Each person has sole voting and investment power with respect to the shares reported, except as otherwise noted.

                                    SHARES OWNED
                                    BENEFICIALLY AS OF
NAME OF BENEFICIAL OWNER            MARCH 27, 1998(1)      PERCENT OF CLASS (2)
------------------------            ------------------     --------------------

John J. Cadigan (3)(4) ..........        210,224                    7%
Suzanne C. Brown (5) ............          5,371                    *
Ernest A. Wagner (6).............         14,170                    *
A. David Rossin (7) .............         21,100                    *
Nagesh Mhatre (8)................          7,000                    *
All Directors and Officers ......        257,865                    8%
of the Company

         * Represents less than one (1%) percent of the issued and outstanding shares.
(1) The amount and percentage of securities beneficially owned by an individual are determined in accordance with the definition of beneficial ownership as set forth in the regulations to the Securities Exchange Act of 1934, as amended, and accordingly, may include securities owned by or for the spouse and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has voting or investment power or has the right to acquire within 60 days after the date of this Proxy Statement. Beneficial ownership may be disclaimed by an individual as to certain of the securities. Unless otherwise indicated, all shares listed are owned both of record and beneficially.

(2) Based upon 2,821,463 shares of Common Stock issued and outstanding as of March 27, 1998. Securities not outstanding which are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(3) May be deemed to be a "founder" of the Company for the purpose of the Securities Act of 1933, as amended.

(4) The shares listed as being beneficially owned by Mr. Cadigan include 42,797 shares owned by him outright, 285 shares owned by his wife, options to purchase 17,142 of the 28,571 shares of Common Stock granted to him pursuant to Incentive Stock Option Plan No. 2 and options to purchase 150,000 shares of Common Stock granted to him pursuant to Nonqualified Stock Option Plan No. 6.

(5) The shares listed as being beneficially owned by Ms. Brown represents options to purchase 3,453 shares of Common Stock of the 12,285 shares of Common Stock granted to her pursuant to Incentive Stock Option Plan No. 1 and options to purchase 1,918 shares of Common Stock granted to her pursuant to Incentive Stock Option Plan No. 3.

(6) The shares listed as being beneficially owned by Mr. Wagner represents options to purchase 6,170 shares of Common Stock granted to him pursuant to Incentive Stock Option Plan No. 1 and 8,000 options to purchase shares of Common Stock granted to him pursuant to Nonqualified Stock Option Plan No. 5.

(7) The shares listed as being beneficially owned by Mr. Rossin include 1,386 shares owned by him outright, options to purchase 2,500 shares of Common Stock granted to him pursuant to the Nonqualified Stock Option Plan No. 1, options to purchase 3,214 shares of Common Stock granted to him pursuant to Nonqualified Stock Option Plan No.

         3, options to purchase 4,000 shares of Common Stock granted to him pursuant to Nonqualified Stock Option Plan No. 4, and options to purchase 10,000 shares of Common Stock granted to him pursuant to Nonqualified Plan No. 5.

(8) The shares listed as being beneficially owned by Mr. Mhatre include options to purchase 2,858 shares of Common Stock granted to him pursuant to Nonqualified Stock Option Plan No. 3, options to purchase 4,000 shares of Common Stock granted to him pursuant to Nonqualified Stock Option Plan No. 4, and options to purchase 142 shares of Common Stock granted to him pursuant to Nonqualified Stock Option Plan No. 5.

         Effective August 13, 1992, the Securities and Exchange Commission adopted new rules regarding the filing of public reports by directors, officers and beneficial owners of more than ten (10%) percent of any class of Securities of a company registered pursuant to Section 12 of the Securities Exchange Act. The new rules require proxy statement disclosure of those directors, officers and more than ten (10%) percent beneficial owners that fail to file required reports or that fail to timely file such reports. All directors and officers, except Ernest Wagner and Nagesh Mhatre, are current in filing required reports as of March 27, 1998.

                       PROPOSALS OF THE BOARD OF DIRECTORS

         The Board of Directors expect to present the following proposals at the
Meeting:

                                 PROPOSAL NO. 2

                  ADOPTION OF INCENTIVE STOCK OPTION PLAN NO. 4

         The Board of Directors approved Incentive Stock Option Plan No. 4 (hereinafter referred to as "Stock Option Plan") on February 26, 1998, subject to ratification by the Stockholders. A copy of the proposed Stock Option Plan is attached hereto as Exhibit "A". The Stock Option Plan, if ratified, will provide management with a vehicle in which to grant stock options to employees of the Company in order to offer employees a stake in the growth and performance of the Company and to provide an incentive to contribute to the Company's future success. The Stock Option Plan provides the authority to grant up to a total of 85,000 shares of Common Stock, par value $.0001 per share. The Stock Option Plan will terminate on the tenth (10th) anniversary of the date of the Plan, or at such earlier time as the Board of Directors may determine.

ADMINISTRATION AND ELIGIBILITY

         The Stock Option Plan will be administered by the Executive Compensation and Stock Option Committee of the Board of Directors (the "Committee") of the Company. The Committee will have authority to determine which employees will be granted options and in what amounts. All employees, including officers, are eligible under the Stock Option Plan. No monetary consideration will be received by the Company in connection with the grant of any options under the Stock Option Plan.

STOCK OPTIONS

         The options granted shall be subject to the following restrictions: (a) the exercise price shall be not less than the fair market value of the shares on the date on which the option is granted unless an employee, immediately before the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries, whereupon the exercise price shall be at least 110% of the fair market value of the shares on the date on which the option is granted; (b) the term of the option may not exceed ten (10) years and may not exceed five (5) years if the employee owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries immediately before the grant; (c) the shares of stock may not be disposed of for a period of two (2) years from the date of the grant of the option and for a period of one (1) year after the transfer of such share(s) to the employee; (d) at all times from the date of grant of the option(s) and ending on the date three (3) months before the date of exercise, an employee shall be employed by Company, or a subsidiary of Company unless Employment is terminated because of disability, in which case such disabled employee shall be employed from the date of grant to a year preceding the date of exercise, or if employment terminates due to death; (e) the options are subject to a vesting formula of twenty (20%) per year of employment after the grant with the first twenty (20%) percent vesting on the date of the grant; and (f) such other terms as may be approved by the Board of Directors of the Company.

FEDERAL TAX CONSEQUENCES

         Each option shall be subject to Sections 421 and 422 of the Internal Revenue Code of 1986, as amended. There are no federal tax consequences to the employee or the Company upon the grant or exercise of a qualified stock option, as there is no income to the employee, and there is no deduction for the Company. However, in the event the employee sells the stock (after the two (2) year holding period from date of grant and the one (1) year holding period from date of exercise) the stock sold is taxed at capital gains rates. If the employee sells the stock prior to the expiration of the two (2) year and one (1) year periods then any gain is treated as ordinary income to the employee and a deduction shall be allowed to the Company.

BOARD OF DIRECTORS' RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

         THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY STOCK ENTITLED TO VOTE IS REQUIRED FOR THE ADOPTION OF THIS PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

         THE BOARD OF DIRECTORS RECOMMENDS TO THE STOCKHOLDERS THAT THEY VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF INCENTIVE STOCK OPTION PLAN NO. 4. THE BOARD OF DIRECTORS BELIEVES THAT IT IS IMPORTANT TO HAVE A SUFFICIENT INVENTORY OF TAX-FAVORED OPTIONS AVAILABLE TO ATTRACT AND RETAIN QUALIFIED EMPLOYEES.

                                 PROPOSAL NO. 3

               PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO
       INCREASE THE AUTHORIZED SHARES OF THE COMMON STOCK OF THE COMPANY

         The Board of Directors recommends that the Stockholders authorize an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from five million (5,000,000) to ten million (10,000,000).

         As of March 27, 1998, there were 2,821,463 shares of Common Stock issued and outstanding. In addition, 57,142 are reserved for issuance upon the exercise of outstanding warrants; 544,651 are reserved for issuance upon the exercise of outstanding options under the Company's incentive and nonqualified stock option plans (including 85,000 options proposed under Proposal No. 1 for the adoption of Incentive Stock Option Plan No. 4); 67,332 are reserved for issuance pursuant to various agreements pursuant to the 1996 acquisitions by the Company of U.S. Technologies and Forsight. Thus, there were 1,509,412 authorized shares of common stock unissued and not reserved for issuance. The Company's Common Stock does not provide preemptive rights to purchase newly issued shares.

         The additional authorized shares of Common Stock are to be used for general corporate purposes and raising capital for the operations of the Company or financing future acquisitions without the expense and delay incidental to obtaining Stockholder approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares at the time of such action.

         The proposed increase in the Company's authorized capital stock could also enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board in a public or a private sale, merger or similar transactions, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. The increase in authorized shares of Common Stock is not being proposed in response to any known effort to acquire control of the Company.

EFFECTIVE DATE

         If the proposed amendment to the Certificate of Incorporation is approved by the Stockholders at the Meeting or any adjournments thereof, it is expected that a Certificate of Amendment to the Company's Certificate of Incorporation would be filed immediately with the Secretary of State of the State of Delaware by which the authorized Common Stock would be increased from five million (5,000,000) to ten million (10,000,000) would become effective as of 5:00 p.m. EST on the date of such filing (the "Effective Date").

BOARD OF DIRECTORS' RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

         THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE IS REQUIRED FOR THE ADOPTION OF THE PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM FIVE MILLION TO TEN MILLION.

                                 PROPOSAL NO. 4

                        APPOINTMENT OF AUDITORS FOR 1998

         The Board of Directors, subject to the approval of the Stockholders, appointed Coopers & Lybrand L.L.P., as independent certified public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 1998.

         A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires. Such representative will be available to respond to appropriate questions.

BOARD OF DIRECTORS' RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

         THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY STOCK, PRESENT AT THE MEETING IN PERSON OR BY PROXY, IS REQUIRED FOR THE ADOPTION OF THIS PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

         THE BOARD OF DIRECTORS RECOMMENDS TO THE STOCKHOLDERS THAT THEY VOTE FOR THE PROPOSAL TO APPROVE THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1998.

                                 PROPOSAL NO. 5

       PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION PROVIDING THAT
                SHAREHOLDERS MAY ONLY TAKE ACTIONS AT A MEETING.

         On March 11, 1998, the Board of Directors unanimously recommended obtaining shareholder approval of an amendment to the Certificate of Incorporation providing that shareholders may only take actions at a meeting, and may not take actions by written consent. This amendment will require that there be a properly constituted shareholders meeting in order for shareholders to take any action. Action by written consent would be specifically denied, as permitted under the Delaware Corporation Code.

         Meetings of shareholders, under the Certificate of Incorporation, may be annual or special meetings. Shareholders are notified in the proxy statement of the date of the annual meeting. Special meetings may only be called by (i) the Chairman of the Board, (ii) the President, or (iii) a majority of the entire Board.

         Under the proposed amendment, all shareholders would be entitled to notice of a shareholders meeting, and the opportunity to attend and vote in person or by proxy. Under the existing Certificate of Incorporation, it is possible for a majority of the shareholders to take action by written consent without notifying the other shareholders and without giving the other shareholders the opportunity to vote.

         The Board believes that a majority of the shareholders should not have the right to take an action affecting all shareholders without all of them having the opportunity to consider such matters at a meeting called for that purpose, However, the adoption of this provision may make it more difficult for shareholders to take actions if they are unable to obtain the consent of the Chairman of the Board, the President or a majority of the entire Board to call a special meeting.

BOARD OF DIRECTORS' RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

         THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE IS REQUIRED FOR THE ADOPTION OF THE PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION PROVIDING THAT SHAREHOLDERS MAY ONLY TAKE ACTIONS AT A MEETING, AND MAY NOT TAKE ACTIONS BY WRITTEN CONSENT.

                        PROPOSALS FOR 1999 ANNUAL MEETING

         Stockholder proposals for the 1999 Annual Meeting must be received at the principal executive offices of the Company, 326 First Street, Suite 100, Annapolis, Maryland 21403, no later than December 31, 1998, for inclusion in the 1999 Proxy Statement and form of Proxy.

                                  OTHER MATTERS

         At the time of preparation of this proxy statement, the Board of Directors is not aware of any matter, except as aforementioned, that will be presented at the meeting. However, if any other business should properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

         A copy of the 1997 Annual Report of the Company is being mailed to Stockholders together with this Notice and Proxy Statement. The Annual Report contains consolidated financial statements for the Company and its subsidiaries and the report thereon of Coopers & Lybrand L.L.P., independent certified public accountants.

         THE COMPANY WILL PROVIDE, UPON REQUEST A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE IN WRITING AND ADDRESSED TO THE COMPANY AT 326 FIRST STREET, SUITE 100, ANNAPOLIS, MARYLAND 21403 ATTENTION:
JOHN J. CADIGAN, SECRETARY.

                                      FROM THE BOARD OF DIRECTORS,


                                      John J. Cadigan, Secretary

Annapolis, Maryland

                                   EXHIBIT "A"





                        STRATEGIC SOLUTIONS GROUP, INC.

                       INCENTIVE STOCK OPTION PLAN NO. 4


                            EFFECTIVE ______ , 1998

1.   Definitions.........................................................  1
     -----------

2.   Purpose.............................................................  1
     -------

3.   Administration......................................................  1
     --------------

4.   Shares Subject to Plan..............................................  2
     ----------------------

5.   Eligible Employees, Directors, and Consultants......................  2
     ----------------------------------------------

6.   Restrictions on Eligibility.       .................................  2

7.   Allotment of Shares.................................................  2
     -------------------

8.   Grant of Option.....................................................  2
     ---------------

9.   Option Price........................................................  2
     ------------

10.  Option Period.......................................................  3
     -------------

11.  Termination of Option...............................................  3
     ---------------------

12.  Rights in Event of Termination of Service, Retirement,
     ------------------------------------------------------
       Disability or Death...............................................  3
       -------------------

13.  Payment and Notice of Exercise......................................  3
     ------------------------------

14.  Exercise of Option..................................................  4
     ------------------

15.  Changes in Capital Structures.......................................  4
     -----------------------------

16.  Nontransferability..................................................  5
     ------------------

17.  Transfers of Stock Received Upon Exercise...........................  5
     -----------------------------------------

18.  Re-Issuance of Shares...............................................  5
     ---------------------

19.  Interpretation......................................................  5
     --------------

20.  Term of Plan, Amendment, Discontinuance.............................  5
     ---------------------------------------

21.  Effect of the Plan, etc.............................................  6
     -----------------------

22.  Governing Law.......................................................  6
     -------------

                        STRATEGIC SOLUTIONS GROUP, INC.

                       INCENTIVE STOCK OPTION PLAN NO. 4


         1. Definitions. As used herein, the following terms shall have the following meanings:

                  (a) "Board" shall mean the Board of Directors of Strategic Solutions Group, Inc.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference herein to specific sections of the Code shall include references to any successor provisions to such sections.

                  (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 3. of this Plan to administer this Plan.

                  (d) "Company" shall mean Strategic Solutions Group, Inc. and its subsidiaries, if any.

                  (e) "Effective Date" shall mean the date this Plan is approved by the stockholders of Strategic Solutions Group, Inc, as provided in
Section 19. hereof.

                  (f) "Option Period" shall mean the period during which an option granted under this Plan shall be exercisable, as set forth in Section
10. hereof.

                  (g) "Subsidiary", for purposes of this Plan, shall mean any corporation (or similar organization) of which the Company owns, directly or indirectly, more than 50% of the total voting power of all classes of stock entitled to vote therein.

         2. Purpose. The purpose of this Plan is to increase the interest in the welfare of the Company of those employees, directors, and consultants of the Company who have made valuable contributions to the business of the Company, to furnish such employees, directors, and consultants with an incentive to continue their services to the Company, and to attract able personnel to the employ of the Company through the grant to such employees of options to purchase shares of the Company's Common Stock. The Company intends that options granted pursuant to the provisions of this Plan will qualify as "incentive stock options" within the meaning of Section 422 of the Code.

         3. Administration. This Plan shall be administered by the Board or a committee (the "Committee") of not less than two (2) members of the Board. Members of the Committee shall be appointed, and vacancies shall be filled, by the Board. No member of the Board or Committee shall participate in any action by the Board or Committee which allots or grants options to him/her personally.

         4. Shares Subject to Plan. Options may be granted from time to time under this Plan providing for the purchase of not more than 85,000 shares of the common stock, par value $.0001 per share, of the Company ("Common Stock"), as constituted on the Effective Date (subject to adjustment pursuant to
Section 15.), plus such number of such shares as may become available for reissuance pursuant to Section 17. Shares of authorized and unissued Common Stock reacquired by the Company and held in its Treasury, as from time to time determined by the Board, may be issued upon exercise of options granted under this Plan.

         5. Eligible Employees, Directors, and Consultants. Except as provided in Section 6. hereof, employees, directors, and consultants of the Company who are designated by the Board or the Committee shall be eligible to be granted options under this Plan. Said designated employee, director, or consultant shall hereinafter be referred to as "Participant".

         6. Restrictions on Eligibility. No option shall be granted under this Plan to any employee, director, or consultant who, immediately before the option is granted, owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of (i) the Company or (ii) any of the Company's subsidiaries (within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations thereunder), unless (a) at the time of such grant the option price is at least one hundred ten (110%) percent of the fair market value of the shares represented by such option on that date, and (b) such option is not exercisable after the expiration of five (5) years from the date of grant.

         7. Allotment of Shares. The grant of an option to an eligible employee, director, or consultant under this Plan shall not be deemed either to entitle such employee, director, or consultant to, or to disqualify such employee, director, or consultant from, participation in any other grant of options under this Plan.

         8. Grant of Option. Except as otherwise provided in Section 6., options may be granted under this Plan from time to time prior to the expiration of ten (10) year period commencing with the Effective Date. The aggregate fair market value (determined as of the date such options are granted) of the stock with respect to which incentive stock options are exercisable for the first time by such Participant in any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed one hundred thousand ($100,000) dollars, or such other amount as may be specified from time to time in Section 422(b)(7) of the Code. Grants under this Plan shall be made only by resolution adopted by Board or the Committee. The grant of an option under this Plan shall commence to have legal force and effect at the time of adoption by the Board or the Committee of the resolutions making the grant, and the employee to whom such option is granted shall become a Participant in this Plan at such time.

         9. Option Price. Except as otherwise provided in Section 6., the price at which the Common Stock may be purchased upon the exercise of an option granted under this Plan shall be fixed by the Board or the Committee but shall be not less than the fair market value of such shares on the date on which the option is granted. The fair market value of such shares shall be determined in accordance with the provisions of the Code and Treasury Regulations promulgated thereunder.

         10. Option Period. Subject to the provisions of Section 14. below, an option granted under this Plan may be exercised during the period (the "Option Period") which begins on the date the option is granted (or such other time as may be determined by the Committee as set forth in the resolutions evidencing the grant of the option) and which ends

                  (a)      on the earlier of

                           (i)      the expiration of 10 years (5 years in the
case of an employee, director, or consultant described in Section 6.) after the date the option is granted; or

                           (ii)     the termination of the Participant's
employment with the Company (within the meaning of Section 422(a)(2) of the Code) for any reason except as provided in Section 12. of this Plan; or

                  (b) such shorter period of time as may be determined by the Board or the Committee, as set forth in the resolution evidencing the grant of the option.

         11. Termination of Option. All rights to exercise an option granted under this Plan shall terminate at the end of the Option Period, as described in Section 10. above.

         12. Rights in Event of Termination of Service, Retirement, Disability or Death. If a Participant terminates service with the Company, retires from the Company on or after attainment of age 65, has his/her employment by the Company terminated due to disability (within the meaning of Section 22(e)(3) of the Code, as determined by the Board or the Committee) or dies without having fully exercised an option granted under this Plan, the Participant, his/her representative or custodian (in the event of his/her incompetency), or the executors, administrators, legatees or distributees of his/her estate (in the event of his/her death) shall have the right, for a period of three (3) months after the date of his/her termination of service, retirement or death or for a period of one (1) year after the date of his/her termination of employment due to disability, to exercise the unexercised and unexpired portion, if any, of such option, in whole or in part, to the same extent that the Participant could have exercised such option before the expiration of such three-month or one-year period had the Participant continued to be an employee of the Company.

         13. Payment and Notice of Exercise. Full payment of the purchase price for shares purchased upon the exercise, in whole or in part, of an option granted under this Plan shall be made at the time of such exercise. The purchase price may be paid for with cash, stock in the Company, or a combination thereof. No such shares shall be issued or transferred to a Participant until full payment therefor has been made and the Participant has delivered his/her written Notice of Exercise of the respective options to the Company at its principal office, and a Participant who is not already a stockholder at the time of the issue shall have none of the rights of a stockholder until shares are issued or transferred to him/her.

         14. Exercise of Option. No option under this Plan shall be exercisable at any time by a Participant to whom an "incentive stock option" (as such term is defined in Section 422 of the Code) has previously been granted prior to December 31, 1986 while such previously granted incentive stock option is "outstanding" (within the meaning of Section 422 of the Code), in whole or in part. Unless the Board or Committee otherwise directs, options granted hereunder shall be exercisable by a Participant pursuant to the Vesting Formula defined below, provided the Participant is employed by Company on the Allocation Dates as defined below. On the original date of grant the Participant shall have the right to purchase as much as twenty (20%) percent of the shares of Common Stock which are the subject of his/her option. On the first anniversary of the original date of grant and on the second, third and fourth anniversary of the original date of grant thereafter, Participant shall have the right to purchase as much as an additional twenty (20%) percent of the shares of Common Stock which are the subject of his/her option. As of the fourth anniversary of the original date of grant, Participant shall have the right to purchase one hundred (100%) percent of the shares of Common Stock which are the subject of his/her option. The Allocation Dates are the above mentioned four (4) anniversary dates of the original date of grant. Options granted under this Plan shall otherwise be exercisable during the Option Period at such times, in such amounts, in accordance with such terms and conditions, and subject to such restrictions as may be determined by the Board or Committee, and as are set forth in the resolutions and the Notice of Grant evidencing a Participant's exercise of such options. In no event shall an option be exercised or shares be issued pursuant to an option if any applicable laws shall not have been conformed with or if requisite approval or consent of any governmental authority having jurisdiction over the exercise of the options or the issue and sale of the Common Stock shall not have been secured, unless in the opinion of counsel for the Company, the exercise or issuance is exempt from the obligation to obtain such approval or consent. Each Participant shall agree not to offer, sell, pledge, hypothecate or otherwise transfer any shares of Common Stock purchased pursuant to the exercise of an option granted under this Plan unless the shares have been registered under applicable federal and state securities laws or unless the proposed transaction is exempt from such registration in the opinion of counsel for the Company. Each Participant shall, at the time of purchase of shares of Common Stock upon the exercise of an option, if requested by the Company upon advice of its counsel that the same is necessary or desirable, deliver to the Company his/her written representation that he/she is purchasing the shares for his/her own account for investment and not with a view to public distribution or with any present intention of reselling any of such shares, and deliver such other written representations as may be reasonably requested by the Company to assure compliance with applicable laws. If a Participant so requests, shares purchased upon the exercise of any option may be issued in or transferred into the name of the Participant and another person jointly with right of survivorship.

         15. Changes in Capital Structures. In the event of the payment of any dividend payable in, or the making of any distribution of, Common Stock of the Company to holders of record of Common Stock of the Company, which increases the outstanding Common Stock of the Company by more than twenty-five (25%) percent during the period any option granted under this Plan is outstanding or in the event of any stock split, combination of shares, recapitalization or other similar change in the authorized capital stock of the Company during such period or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization, dissolution, liquidation or winding up of the Company during such period, Participants shall be entitled, upon the exercise of any unexercised option held by them, to receive such new, additional or other shares of stock of any class, or other property (including cash), as they would have been entitled to receive as a matter of law in connection with such payment, distribution, stock split, combination, recapitalization, as the case may be, had they held the shares of the Common Stock being purchased upon exercise of such option on the record date set for such payment or distribution or on the date of such stock split, combination, recapitalization, change, merger, consolidation, reorganization, dissolution or liquidation, and the option price under any such option shall be appropriately adjusted. In case any such event shall occur during the term of this Plan, the number of shares that may be optioned and sold under this Plan as provided in
Section 4. shall be appropriately adjusted. The decision of the Board or the Committee, with respect to all such adjustments shall be conclusive.

         16. Nontransferability. Options granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable only by the Participant or by Participant's heirs or personal representatives in accordance with Section 12. of this Plan.

         17. Transfers of Stock Received Upon Exercise. Pursuant to ss423(a) of the Code, there shall be no income tax consequences incurred upon the grant of an option or upon the exercise of an option, provided, a Participant who has received stock pursuant to exercise of an option to purchase Common Stock, does not dispose of such shares of stock for a period of 2 years from the date of the grant of the option or for a period of 1 year from the date of transfer of such stock to Participant, whichever is later.

         18. Re-Issuance of Shares. Any shares of Common Stock which, by reason of the expiration of an option or otherwise, are no longer subject to purchase pursuant to an option granted under this Plan shall be available for re-issuance under this Plan.

         19. Interpretation. The Board or the Committee shall interpret this Plan and prescribe, amend or rescind rules and regulations relating to it and make any and all other determinations necessary or advisable for its administration.

         20. Term of Plan, Amendment, Discontinuance. This Plan shall be or has been submitted for approval by the holders of at least a majority of the shares called for that purpose within twelve months before or after adoption of the Plan by the Board. Upon stockholder approval, the Plan shall be deemed effective and adopted as of such date. This Plan, unless sooner terminated or discontinued by the Board pursuant to this Section 19., shall expire on the tenth anniversary of the Effective Date (except to the extent necessary for administration of options exercisable but unexercised on that date), and no options shall be granted under this Plan after that date. The Board may terminate or discontinue this Plan at any time and may suspend this Plan or amend or modify this Plan in any respect at any time or from time to time, without the approval of the stockholders, except that the number of shares of Common Stock that may be optioned and sold under this Plan, as provided in
Section 4., above, may not be changed (except pursuant to Section 15., above) and the class of eligible employees to whom options may be granted, as provided in Sections 5. and 6. above, may not be modified without the approval of the stockholders of the Company and the Board or the Committee. No action of the Board, the Committee or stockholders may alter or impair the rights of a Participant under any option theretofore granted to him/her without his/her consent to such action.

         21. Effect of the Plan, etc. Neither the adoption of this Plan nor any action of the Board or Committee, shall be deemed to give any employee any right to be granted an option to purchase Common Stock of the Company or any other rights hereunder unless and until the Board or Committee shall have adopted a resolution granting such employee an option, and then only to the extent and on such terms and conditions as may be set forth in such resolution; the terms and conditions of options granted under this Plan may differ from one another as the Board or Committee shall at its discretion determine, as long as all options granted under the Plan satisfy the requirements in this Plan.

Date Adopted by Board:                      February 26,1998
Date Approved by Stockholders:              _________  ,1998

Effective Date:                              _________  ,1998

         22. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, which shall to such extent govern.